UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 24, 2010

DELTEK, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33772	54-1252625
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13880 Dulles Corner Lane, Herndon, VA		20171
(Address of Principal Executive Offices)		(Zip code)

Registrant’s telephone number, including area code: (703) 734-8606

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 24, 2010, Deltek, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with INPUT, Inc., a Delaware corporation (“INPUT”), Deltek Holdings, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub”), and Peter A. Cunningham, as stockholders’ representative. Pursuant to the Merger Agreement, the Company will acquire INPUT upon the consummation of a merger (the “Merger”) of Merger Sub with and into INPUT, with INPUT surviving the Merger. The consummation of the Merger is subject to the terms and conditions of the Merger Agreement, including the approval of INPUT’s stockholders, which has been obtained, and other customary closing conditions. The Merger is expected to close on or about October 1, 2010.

Under the terms of the Merger Agreement, immediately prior to the effective time of the Merger, all shares of INPUT’s outstanding common stock will be canceled and retired and shall cease to exist. The Company is acquiring INPUT for an aggregate amount in cash equal to (i) $60,000,000, (ii) plus the aggregate of the exercise prices of the in-the-money options to purchase shares of INPUT Common Stock outstanding immediately prior to the effective time of the Merger, (iii) plus the amount by which INPUT’s estimated net working capital is greater than $2,100,000, or less the amount by which INPUT’s estimated net working capital is less than $2,100,000 (and subject to later adjustment based on final determination of net working capital at the effective time of the Merger) and, (iv) less any indebtedness for borrowed money that is outstanding as of the consummation of the Merger. Holders of vested, unexercised INPUT options will have their options terminated prior to the effective time of the Merger and, promptly following the effective time of the Merger, receive solely cash consideration in exchange for such terminated options. All unvested options and all other rights to acquire or dispose of securities of INPUT will terminate without consideration at the effective time of the Merger. The Merger Agreement contains customary representations, warranties and covenants. Each party has agreed to indemnify the other, subject to certain limitations, for losses arising out of breaches of representations, warranties and covenants in the Merger Agreement.

INPUT’s Board of Directors has unanimously adopted the Merger Agreement and approved the Merger and recommended adoption of the Merger Agreement and approval of the Merger by INPUT’s stockholders. A majority of INPUT’s stockholders, in the form of a written consent, have approved the adoption of the Merger Agreement and approved the Merger.

The foregoing is a summary description of certain terms of the Merger Agreement, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K.

The Merger Agreement has been filed to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual, business or operational information about the parties thereto. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such Merger Agreement and as of specific dates, were solely for the benefit of the parties to such agreement, may not be relied upon by any other parties, and may be subject to limitations agreed upon by the contracting parties, including being qualified by disclosures contained in the disclosure schedules to the Merger Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk among the parties to the Merger Agreement instead of establishing matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures, and which the parties to the Merger Agreement undertake no obligation to update.

Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 hereto contain forward-looking statements that involve substantial risks and uncertainties. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “would” or similar words. You should consider these statements carefully because they discuss our plans, targets, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. For example, the statement that the Merger is expected to close by October 2, 2010 is a forward-looking statement. The Company believes that it is important to communicate its future expectations to its investors. There will be events in the future, however, that the Company is not able to predict accurately or control. The Company’s actual results may differ materially from the expectations that the Company describes in its forward-looking statements. Factors or events that could cause the Company’s actual results to materially differ may emerge from time to time, and it is not possible for the Company to accurately predict all of them. Before you invest in the Company’s common stock, you should be aware that the occurrence of any such event or of any of the additional events described as risk factors in the Company’s filings with the Securities and Exchange Commission could have a material adverse effect on the Company’s business, results of operation and financial position. Any forward-looking statement made by the Company in this Current Report on Form 8-K and Exhibit 99.1 hereto speaks only as of the date on which the Company makes it. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 8.01.	Other Events.

On September 30, 2010, the Company issued a press release announcing its agreement to acquire INPUT, which is expected to close on or about October 1, 2010. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Merger dated September 24, 2010 by and among INPUT, Inc., Deltek, Inc., Deltek Holdings, LLC and Peter A. Cunningham, as Stockholders’ Representative*
99.1	Press release of Deltek, Inc. dated September 30, 2010

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Deltek will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2010	DELTEK, INC.

	By:	/s/ David R. Schwiesow
David R. Schwiesow
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated September 24, 2010 by and among INPUT, Inc., Deltek, Inc., Deltek Holdings, LLC and Peter A. Cunningham, as Stockholders’ Representative*
99.1	Press release of Deltek, Inc. dated September 30, 2010

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Deltek will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.

6